UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2019 (September 12, 2019)

RYMAN HOSPITALITY PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13079	73-0664379
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Gaylord Drive Nashville, Tennessee	37214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 316-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $.01	RHP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

Hospitality Segment Preliminary Update

Ryman Hospitality Properties, Inc., a Delaware corporation (the “Company”), disclosed that estimated preliminary results for third quarter 2019 through the end of August are consistent with the Company’s previously disclosed expectation that Same-Store Hospitality RevPAR and Same-Store Hospitality Total RevPAR would increase by mid-single digits in third quarter 2019, as compared to third quarter 2018. In addition, the Gaylord Rockies Resort & Convention Center (“Gaylord Rockies”) continues to generate strong bookings and occupancy, and the Company expects third quarter 2019 to be Gaylord Rockies’ strongest quarter of 2019.

The Company calculates revenue per available room (“RevPAR”) for its hotels by dividing room revenue by room nights available to guests for the period. The Company calculates total revenue per available room (“Total RevPAR”) for its hotels by dividing the sum of room revenue, food & beverage and other ancillary services revenue by room nights available to guests for the period. Rooms out of service for renovation are included in room nights available. Same-Store Hospitality RevPAR and Same-Store Hospitality Total RevPAR do not include the Gaylord Rockies. The Company’s expectations with respect to Same-Store Hospitality RevPAR, Same-Store Hospitality Total RevPAR and Gaylord Rockies performance are based on preliminary results including estimates, which are based on the most current information available to the Company as of the date of this Current Report on Form 8-K (this “Current Report”), and such preliminary results and estimates are subject to the completion of the Company’s quarter-end financial closing procedures. Accordingly, these results may change and those changes may be material.

Credit Facility Amendment

The Company and certain of its subsidiaries, are currently in the process of amending the Company’s senior secured credit facility (the “Credit Facility”) to extend the revolving portion of the Credit Facility and $200 million term loan A under the Credit Facility beyond their current maturity dates of May 23, 2021 and May 23, 2022, respectively. The amendment and extension may also include amending the pricing, size (including, potentially, an increase) and other terms for our revolver and term loan A. No change in the combined principal amount of the term loan A and term loan B is expected.

The Company currently anticipates completing the amendment and extension of the revolver and term loan A during the fourth quarter of 2019, although there can be no assurance that such extension or amendments can be completed on favorable terms or at all.

The information furnished pursuant to this Item 7.01 of Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and Section 11 of the Securities Act of 1933, as amended (the “Securities Act”) and shall not be otherwise subject to the liabilities of those sections. This Current Report will not be deemed an admission by the Company as to the materiality of any information in this Current Report that is required to be disclosed solely by Item 7.01. The Company does not undertake a duty to update the information in this Current Report and cautions that the information included in this Current Report under Item 7.01 is current only as of September 12, 2019 and may change thereafter.

ITEM 8.01.	Other events.

On September 12, 2019, the Company announced that RHP Hotel Properties, LP (the “Operating Partnership”) and RHP Finance Corporation (together, with the Operating Partnership, the “Issuers”), its indirect wholly owned subsidiaries, intend to offer, in a private placement, subject to market and other conditions, up to $500 million aggregate principal amount of senior unsecured notes due 2027 (the “2027 Notes”). The 2027 Notes will be offered to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act, and non-U.S. persons outside of the United States pursuant to Regulation S under the Securities Act. The 2027 Notes have not been registered under the Securities Act and will not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

A copy of the press release announcing the intention of the Issuers to offer the 2027 Notes is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In addition, on September 12, 2019, the Company issued a separate press release announcing that the Issuers have commenced a cash tender offer for any and all of their outstanding 5.00% senior unsecured notes due 2021 (the “2021 Notes”), which were jointly issued by the Issuers and are jointly and severally guaranteed, on an unsecured subordinated basis by the Company and the Operating Partnership’s subsidiaries that guarantee the Credit Facility.

A copy of the press release announcing the tender offer is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

This Current Report is not an offer to sell or a solicitation of an offer to buy any security and does not constitute a redemption notice for the 2021 Notes.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report contains forward-looking statements (as defined within the meaning of the Private Securities Litigation Reform Act of 1995) concerning the intention of the Company to amend and extend its Credit Facility, the intention of the Issuers to offer the 2027 Notes, the Company’s expectation of the aggregate principal amount of 2027 Notes to be sold and the Company’s expectations with respect to performance of its hospitality segment, including with respect to anticipated Same-Store Hospitality RevPAR and Same-Store Hospitality Total RevPAR and Gaylord Rockies performance. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. Important factors that could cause actual results to differ are described in the filings made from time to time by the Company with the U.S. Securities and Exchange Commission and include the risk factors described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018. The Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

ITEM 9.01.	financial statements and exhibits.

(d)	Exhibits

99.1	Press Release dated September 12, 2019, announcing the launch of an offering of $500 million aggregate principal amount of senior unsecured notes due 2027 by certain subsidiaries of Ryman Hospitality Properties, Inc.

99.2	Press Release dated September 12, 2019, announcing the commencement of a cash tender offer by certain subsidiaries of Ryman Hospitality Properties, Inc. for any and all of the outstanding 5.00% senior unsecured notes due 2021.

104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ryman Hospitality Properties, Inc.

Date: September 12, 2019	By:	/s/ Scott J. Lynn
	Name:	Scott J. Lynn
	Title:	Executive Vice President, General Counsel and Secretary